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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 19, 1997

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC. (as depositor under a Pooling and Servicing Agreement dated as of August 1, 1997 providing for, inter alia, the issuance of Asset-Backed Floating Rate Certificates, Series 1997-NC4)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                    333-22559            13-3439681
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
of Incorporation)                   File Number)        Identification No.)


 Seven World Trade Center
 New York, New York                                           10048
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 783-5659


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS


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         On August 27, 1997 (the "Closing Date"), a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1997-NC4 (the "Certificates"), were issued pursuant to the Pooling and Servicing Agreement, dated as of August 1, 1997 (the "Agreement") among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor"), New Century Mortgage Corporation and First Trust National Association (the "Trustee"). On September 19, 1997 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $69,218,542 with funds on deposit in the pre-funding account (the APre-Funding Account@) established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated September 19, 1997, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.


Item 5.  OTHER EVENTS

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien adjustable-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $210,149,998 as of August 1, 1997 and (ii) the Pre-Funding Account, which contained approximately $69,850,402.

         As more fully described above, on September 19, 1997, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account. The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of September 19, 1997, the end of the "Funding Period" (as defined in the Agreement).


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



 EXHIBIT NO.                              DESCRIPTION
 -----------                              -----------

 4.2           Subsequent  Transfer  Instrument,   dated  as  of  September  19,
               1997 between Salomon Brothers Mortgage Securities VII, Inc. as seller, and First Trust National Association, as trustee.

 99.9 Characteristics of the Mortgage Pool as of September 19, 1997, relating to Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1997-NC4





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SALOMON BROTHERS MORTGAGE
                                      SECURITIES VII, INC.


                                      By: /s/ Matthew R. Bollo
                                          -----------------------------------
                                      Name:   Matthew R. Bollo
                                      Title:  Assistant Vice President


Dated: September 19, 1997


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                                  EXHIBIT INDEX


  EXHIBIT NO.      DESCRIPTION                               PAGE
  -----------      -----------                               ----

     4.2           Subsequent Transfer Instrument

     99.9          Characteristics of the Mortgage Pool
                   as of September 19, 1997, relating to
                   Salomon Brothers Mortgage Securities
                   VII, Inc., Asset Backed Floating Rate
                   Certificates, Series 1997-NC4